Risk management	12 Months Ended
Dec. 31, 2017
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
27.	Risk management

Risk is inherent in the Bank’s activities, but it is managed through a process of ongoing identification, measurement and monitoring, subject to risk limits and other controls. This process of risk management is critical to the Bank’s continuing profitability and each individual within the Bank is accountable for the risk exposures relating to his or her responsibilities. The Bank is exposed to market, credit, compliance and liquidity risk. It is also subject to country risk and various operating risks.

The Board of Directors is responsible for the overall risk management approach and for approving the risk management strategies and principles. The Board has appointed an Administration Committee which has the responsibility to monitor the overall risk process within the Bank.

The Risk Committee has the overall responsibility for the development of the risk strategy and implementing principles, frameworks, policies and limits. The Risk Committee is responsible for managing risk decisions and monitoring risk levels and reports on a weekly basis to the Supervisory Board.

The Risk Management Unit is responsible for implementing and maintaining risk related procedures to ensure an independent control process is maintained. The unit works closely with the Risk Committee to ensure that procedures are compliant with the overall framework.

The Risk Management Unit is responsible for monitoring compliance with risk principles, policies and limits across the Bank. This unit also ensures the complete capture of the risks in risk measurement and reporting systems. Exceptions are reported on a daily basis, where necessary, to the Risk Committee, and the relevant actions are taken to address exceptions and any areas of weakness.

The Bank‘s Assets/Liabilities Committee (ALCO) is responsible for managing the Bank’s assets and liabilities and the overall financial structure. It is also primarily responsible for the funding and liquidity risks of the Bank. The Bank’s policy is that risk management processes throughout the Bank are audited annually by the Internal Audit function, which examines both the adequacy of the procedures and the Bank’s compliance with the procedures. Internal Audit discusses the results of all assessments with management, and reports its findings and recommendations to the Audit Committee.

Risk measurement and reporting systems

The Bank’s risks are measured using a method that reflects both the expected loss likely to arise in normal circumstances and unexpected losses, which are an estimate of the ultimate actual loss based on statistical models. The models make use of probabilities derived from historical experience, adjusted to reflect the economic environment. The Bank also runs worst-case scenarios that would arise in the event that extreme events which are unlikely to occur do, in fact, occur.

Monitoring and controlling risks is primarily performed based on limits established by the Bank. These limits reflect the business strategy and market environment of the Bank as well as the level of risk that the Bank is willing to accept, with additional emphasis on selected industries. In addition, the Bank’s policy is to measure and monitor the overall risk bearing capacity in relation to the aggregate risk exposure across all risk types and activities. Information compiled from all the businesses is examined and processed in order to analyze, control and identify risks on a timely basis. This information is presented and explained to the Board of Directors, the Risk Committee, and the head of each business division. The report includes aggregate credit exposure, credit metric forecasts, market risk sensitivities, stop losses, liquidity ratios and risk profile changes. On a monthly basis, detailed reporting of industry, customer and geographic risks takes place. Senior management assesses the appropriateness of the allowance for credit losses on a monthly basis. The Supervisory Board receives a comprehensive risk report once a quarter which is designed to provide all the necessary information to assess and conclude on the risks of the Bank. For all levels throughout the Bank, specifically tailored risk reports are prepared and distributed in order to ensure that all business divisions have access to extensive, necessary and up–to–date information.

Risk mitigation

As part of its overall risk management, the Bank uses derivatives and other instruments to manage exposures resulting from changes in interest rates, foreign currencies, equity risks, credit risks, and exposures arising from forecast transactions.

In accordance with the Bank’s policy, its risk profile is assessed before entering into hedge transactions, which are authorized by the appropriate level of seniority within the Bank. The effectiveness of hedges is assessed by the Risk Controlling Unit (based on economic considerations rather than the IFRS hedge accounting regulations). The effectiveness of all the hedge relationships is monitored by the Risk Controlling Unit quarterly. In situations of ineffectiveness, the Bank will enter into a new hedge relationship to mitigate risk on a continuous basis.

Risk concentration

Concentrations arise when a number of counterparties are engaged in similar business activities, or activities in the same geographical region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentrations indicate the relative sensitivity of the Bank’s performance to developments affecting a particular industry or geographical location. In order to avoid excessive concentrations of risk, the Bank’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentrations of credit risks are controlled and managed accordingly. Selective hedging is used within the Bank to manage risk concentrations at both the relationship and industry levels.

The Bank has exposure to the following risk from financial instruments:

27.1 Credit risk

Credit risk is the risk that the Bank will incur a loss because its customers or counterparties fail to discharge their contractual obligations. The Bank manages and controls credit risk by setting limits on the amount of risk it is willing to accept for individual counterparties and for geographical and industry concentrations, and by monitoring exposures in relation to such limits.

The Bank has established a credit quality review process to provide early identification of possible changes in the creditworthiness of counterparties, including regular collateral revisions. Counterparty limits are established by the use of a credit risk classification system, which assigns each counterparty a risk rating. Risk ratings are subject to regular revision. The credit quality review process aims to allow the Bank to assess the potential loss as a result of the risks to which it is exposed and take corrective action.

Individually assessed allowances

The Bank determines the allowances appropriate for each individually significant loan or advance on an individual basis, taking into account any overdue payments of interests, credit rating downgrades, or infringement of the original terms of the contract. Items considered when determining allowance amounts include the sustainability of the counterparty’s business plan, its ability to improve performance if it is in a financial difficulty, projected receipts and the expected payout should bankruptcy ensue, the availability of other financial support, the realizable value of collateral and the timing of the expected cash flows. Allowances for losses are evaluated at each reporting date, unless unforeseen circumstances require more careful attention.

Collectively assessed allowances

Allowances are assessed collectively for losses on loans and advances and for debt investments at amortized costs that are not individually significant and for individually significant loans and advances that have been assessed individually and found not to be impaired. The Bank generally bases its analyses on historical experience and prospective information. However, when there are significant market developments, regional and/or global, the Bank would include macroeconomic factors within its assessments. These factors include, depending on the characteristics of the individual or collective assessment: unemployment rates, current levels of bad debt, changes in the law, changes in regulation, bankruptcy trends, and other consumer data. The Bank may use the aforementioned factors as appropriate to adjust the impairment allowances.

Allowances are evaluated separately at each reporting date with each portfolio. The collective assessment is made for groups of assets with similar risk characteristics, in order to determine whether provision should be made due to incurred loss events for which there is objective evidence, but the effects of which are not yet evident in the individual loans assessments. The collective assessment takes account of data from the loan portfolio (such as historical losses on the portfolio, levels of arrears, credit utilization, loan to collateral ratios and expected receipts and recoveries once impaired) or economic data (such as current economic conditions, unemployment levels and local or industry–specific problems). The approximate time when a loss is likely to have been incurred and the time it will be identified as requiring an individually assessed impairment allowance is also taken into consideration. The impairment allowance is then reviewed by credit management to ensure alignment with the Bank’s overall policy.

Financial guarantees and letters of credit are assessed in a similar manner as for loans.

Derivative financial instruments

Credit risk arising from derivative financial instruments is, at any time, limited to those with positive fair values, as recorded on the statement of financial position at fair value.

With gross–settled derivatives, the Bank is also exposed to a settlement risk, being the risk that the Bank honors its obligation, but the counterparty fails to deliver the counter value.

Credit–related commitments risks

The Bank makes available to its customers guarantees that may require that the Bank makes payments on their behalf and enters into commitments to extend credit lines to secure their liquidity needs. Letters of credit and guarantees (including standby letters of credit) commit the Bank to make payments on behalf of customers in the event of a specific act, generally related to the import or export of goods. Such commitments expose the Bank to similar risks to loans and are mitigated by the same control processes and policies.

Collateral and other credit enhancements

The amount and type of collateral required depends on an assessment of the credit risk of the counterparty. Guidelines are in place covering the acceptability and valuation of each type of collateral.

The main types of collateral obtained are, as follows:

-	For commercial lending, charges over real estate properties, inventory and trade receivables.

The Bank also obtains guarantees from parent companies for loans to their subsidiaries. Management monitors the market value of collateral and will request additional collateral in accordance with the underlying agreement. It is the Bank’s policy to dispose of repossessed properties in an orderly fashion. The proceeds are used to reduce or repay the outstanding claim. In general, the Bank does not occupy repossessed properties for business use.

The Bank also makes use of master netting agreements with counterparties with whom a significant volume of transactions are undertaken. Such arrangements provide for single net settlement of all financial instruments covered by the agreements in the event of default on any one contract. Master netting arrangements do not normally result in an offset of balance–sheet assets and liabilities unless certain conditions for offsetting.

Although master netting arrangements may significantly reduce credit risk, it should be noted that:

-	Credit risk is eliminated only to the extent that amounts due to the same counterparty will be settled after the assets are realized.

-	The extent to which overall credit risk is reduced may change substantially within a short period because the exposure is affected by each transaction subject to the arrangement.

27.2 Liquidity risk

Liquidity refers to the Bank’s ability to maintain adequate cash flows to fund operations and meet obligations and other commitments on a timely basis.

As established by the Bank’s liquidity policy, the Bank’s liquid assets are held in overnight deposits with the Federal Reserve Bank of New York or in the form of interbank deposits with reputable international banks that have A1, P1, or F1 ratings from two of the major internationally – recognized rating agencies and are primarily located outside of the Region. In addition, the Bank’s liquidity policy allows for investing in negotiable money market instruments, including Euro certificates of deposit, commercial paper, and other liquid instruments with maturities of up to three years. These instruments must be of investment grade quality A or better, must have a liquid secondary market and be considered as such according to Basel III rules.

The Bank performs daily reviews, controls and periodic stress tests on its liquidity position, including the application of a series of limits to restrict its overall liquidity risk and to monitor the liquidity level according to the macroeconomic environment. The Bank determines the level of liquid assets to be held on a daily basis, adopting a Liquidity Coverage Ratio methodology referencing the Basel Committee guidelines. Additionally, the Liquidity Coverage Ratio is complemented with the use of the Net Stable Funding Ratio to maintain an adequate long-term funding structure. According to the Bank's liquidity guidelines, it is established that a minimum level of 1.0 of LCR and NSFR must be met. The Bank maintained a liquidity index between 1.25 and 1.53, with an average of 1.42 for 2017; and between 0.94 and 2.60, with an average of 1.15 for 2016.

Specific limits have been established to control (1) cumulative maturity “gaps” between assets and liabilities, for each maturity classification presented in the Bank’s internal liquidity reports, and (2) concentrations of deposits taken from any client or economic group maturing in one day and total maximum deposits maturing in one day.

The Bank follows a Contingent Liquidity Plan. The plan contemplates the regular monitoring of several quantified internal and external reference benchmarks (such as deposit level, Emerging Markets Bonds Index Plus, LIBOR-OIS spread and market interest rates), which in cases of high volatility would trigger implementation of a series of precautionary measures to reinforce the Bank’s liquidity position. In the Bank’s opinion, its liquidity position is adequate for the Bank’s present requirements.

The following table shows the Bank’s liquid assets, by principal geographic area:

(in millions US$)	December 31, 2017	December 31, 2016
United States of America	612	591
Other O.E.C.D.	-	409
Multilateral	-	-
Latin America	7	8
Total	619	1,008

As of December 31, 2017 and 2016, the Bank’s 24-hour deposits from customers (demand deposit accounts and call deposits) amounted to $478 million and $227 million, respectively; representing 16% and 8% of the Bank’s total deposits, for each year reported. The liquidity requirement resulting from these maturities is satisfied by the Bank’s liquid assets, which as of December 31, 2017 and 2016 were $619 million and $1,008 million, respectively (representing 21% and 36% of total deposits, respectively) of which $609 million, or 98% and $591 million, or 59%, as of December 31, 2017 and 2016, of liquid assets were deposited at the Federal Reserve Bank of New York. The remaining liquid assets consisted of short-term funds deposited with other banks.

While the Bank’s liabilities generally mature over somewhat shorter periods than its assets, the associated liquidity risk is diminished by the short-term nature of the loan portfolio, as the Bank is engaged primarily in the financing of foreign trade. As of December 31, 2017 and 2016, the Bank’s short-term loan and investment securities portfolio (maturing within one year based on original contractual term) totaled $3,746 million and $3,577 million, respectively. As of December 31, 2017 and 2016, it had an average original term to maturity of 203 and 184 days, respectively and an average remaining term to maturity of 112 days and 89 days, respectively.

Medium-term assets (loans and investment securities maturing beyond one year based on original contractual term) totaled $1,872 millions and $2,552 millions as of December 31, 2017 and 2016, respectively. Of that amount, $86 millions and $105 millions corresponded to the Bank’s investment securities as of December 31, 2017 and 2016. The remaining $1,786 millions and $2,447 millions in medium-term assets corresponded to the Bank’s loan portfolio as of December 31, 2017 and 2016. As of December 31, 2017 and 2016, the medium-term assets had an average original term to maturity of four years and three years and nine months, respectively; and an average remaining term to maturity of one year and nine months (655 days), and one year and seven months (588 days), respectively.

The following table details the Banks’s assets and liabilities grouped by its remaining maturity with respect to the contractual maturity:

	December 31, 2017
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Without maturity	Total
Assets
Cash and cash equivalent	672,048	-	-	-	-	-	672,048
Investment securities	700	279	7,000	77,688	-	-	85,667
Equity investments	-	-	-	-	-	8,402	8,402
Loans at amortized cost	1,926,787	1,175,801	922,711	1,386,161	94,198	-	5,505,658
Unearned interest and deferred fees	(472)	(479)	(223)	(3,546)	(248)	(17)	(4,985)
Allowance for expected credit losses	-	-	-	-	-	(81,294)	(81,294)
Other assets	31,282	8,635	13,175	3,819	9,398	15,942	82,251
Total	2,630,345	1,184,236	942,663	1,464,122	103,348	(56,967)	6,267,747

Liabilities
Deposits	1,722,041	411,158	571,500	224,145	-	-	2,928,844
Other liabilities	806,547	151,090	291,694	979,958	66,802	-	2,296,091
Total	2,528,588	562,248	863,194	1,204,103	66,802	-	5,224,935

Confirmed letters of credit	169,042	101,403	3,004	-	-	-	273,449
Stand-by letters of credit and guaranteed – Commercial risk	18,687	72,080	77,952	257	-	-	168,976
Credit commitments	-	15,000	-	30,000	578	-	45,578
Total	187,729	188,483	80,956	30,257	578	-	488,003
Net position	(85,972)	433,505	(1,487)	229,762	35,968	(56,967)	554,809

	December 31, 2016
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Without maturity	Total
Assets
Cash and cash equivalent	1,069,538	-	-	-	-	-	1,069,538
Investment securities	1,024	3,000	-	83,643	20,756	(602)	107,821
Loans at amortized cost	2,262,349	1,267,194	551,794	1,843,476	95,918	-	6,020,731
Unearned interest and deferred fees	(663)	(906)	(258)	(4,762)	(660)	-	(7,249)
Allowance for expected credit losses	-	-	-	-	-	(105,988)	(105,988)
Other assets	55,445	6,587	3,721	6,399	642	23,136	95,930
Total	3,387,693	1,275,875	555,257	1,928,756	116,656	(83,454)	7,180,783

Liabilities
Deposits	2,306,413	173,288	275,631	47,520	-	-	2,802,852
Other liabilities	884,453	744,135	346,294	1,330,515	61,220	-	3,366,617
Total	3,190,866	917,423	621,925	1,378,035	61,220	-	6,169,469

Confirmed letters of credit	146,755	173,192	63,813	-	-	-	383,760
Stand-by letters of credit and guaranteed – commercial risk	70	8,595	360	-	-	-	9,025
Credit commitments	-	4,073	2,399	3,200	578	-	10,250
Total	146,825	185,860	66,572	3,200	578	-	403,035
Net position	50,002	172,592	(133,240)	547,521	54,858	(83,454)	608,279

27.3 Market risk

Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with many of the Bank’s operations and activities, including loans, deposits, securities held to maturity and financial instruments through OCI, short- and long-term borrowings and debt, derivatives and financial liabilities through profit or loss. This risk may result from fluctuations in different parameters: interest rates, currency exchange rates, inflation rates and changes in the implied volatility. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the Bank’s financial condition, results of operations, cash flows and business.

Interest rate risk

The Bank endeavors to manage its assets and liabilities in order to reduce the potential adverse effects on the net interest income that could be produced by interest rate changes. The Bank’s interest rate risk is the exposure of earnings (current and potential) and capital to adverse changes in interest rates and is managed by attempting to match the term and repricing characteristics of the Bank’s interest rate sensitive assets and liabilities. The Bank’s policy with respect to interest rate risk provides that the Bank establishes limits with regards to: (1) changes in net interest income due to a potential impact, given certain movements in interest rates and (2) changes in the amount of available equity funds of the Bank, given a one basis point movement in interest rates.

The following summary table presents a sensitivity analysis of the effect on the Bank’s results of operations derived from a reasonable variation in interest rates which its financial obligations are subject to, based on change in points.

	Change in interest rate	Effect on income

December 31, 2017	+200 bps	18,282
	-200 bps	(8,879)

December 31, 2016	+200 bps	24,603
	-200 bps	(11,382)

December 31, 2015	+200 bps	18,723
	-200 bps	(3,480)

This analysis is based on the prior year changes in interest rates and assesses the impact on income, with balances as of December 31, 2017 and 2016. This sensitivity provides an idea of the changes in interest rates, taking as example the volatility of the interest rate of the previous year.

The table below summarizes the Bank's exposure based on the terms of repricing of interest rates on financial assets and liabilities.

	December 31, 2017
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Total
Assets
Investments securities	700	279	7,000	77,688	-	85,667
Equity investments	-	-	-	-	8,402	8,402
Loans at amortized cost	4,067,639	952,542	301,334	173,550	10,593	5,505,658
Total	4,068,339	952,821	308,334	251,238	18,995	5,599,727

Liabilities
Deposits	2,242,220	305,415	197,060	102,085	-	2,846,780
Short and long term borrowings and debt, net	1,585,145	2,538	85,232	482,814	55,838	2,211,567
Total	3,827,365	307,953	282,292	584,899	55,838	5,058,347
Total interest rate sensibility	240,974	644,868	26,042	(333,661)	(36,843)	541,380

	December 31, 2016
Description	Up to 3 months	3 to 6 months	6 months to 1 year	1 to 5 years	More than 5 years	Total
Assets
Time deposit	125,000	-	-	-	-	125,000
Securities and other financial assets	9,025	3,000	-	72,094	18,200	102,319
Loans at amortized cost	4,350,913	1,445,290	140,609	83,919	-	6,020,731
Total	4,484,938	1,448,290	140,609	156,013	18,200	6,248,050

Liabilities
Deposits	2,179,399	173,288	275,631	47,520	-	2,675,838
Short and long term borrowings and debt, net	2,168,964	402,643	133,190	495,883	46,133	3,246,813
Total	4,348,363	575,931	408,821	543,403	46,133	5,922,651
Total interest rate sensibility	136,575	872,359	(268,212)	(387,390)	(27,933)	325,399

Currency risk

Currency risk is the risk that the value of a financial instrument will fluctuate because of changes in exchange rates of foreign currencies, and other financial variables, as well as the reaction of market participants to political and economic events. For purposes of accounting standards this risk does not come from financial instruments that are not monetary items, or for financial instruments denominated in the functional currency. Exposure to currency risk is low since the Bank’s has maximum exposure limits established by the Board.

Most of the Bank’s assets and most of its liabilities are denominated in US American Dollars and hence the Bank does not incur a significant currency exchange risk. The currency exchange rate risk is mitigated by the use of derivatives, which, although perfectly covered economically, may generate a certain accounting volatility.

The following table details the maximum to foreign currency, where all assets and liabilities are presented based on their book value, except for derivatives, which are included within other assets and other liabilities based on its value nominal.

	December 31, 2017
	Brazilian Real expressed in US$	European Euro expressed in US$	Japanese Yen expressed in US$	Colombian Peso expressed in US$	Mexican Peso expressed in US$	Other currencies expressed in US$(1)	Total
Exchange rate	3.31	1.20	112.66	2,985.78	19.67	-	-

Assets
Cash and cash equivalent	87	2	4	91	369	75	628
Equity investments	168	-	-	-	-	-	168
Loans at amortized cost	-	-	-	-	143,182	-	143,182
Total	255	2	4	91	143,551	75	143,978

Liabilities
Borrowings and deposit placements	-	-	-	-	143,661	-	143,661
Other liabilities	-	-	-	-		-	-
Total	-	-	-	-	143,661	-	143,661

Net currency position	255	2	4	91	(110)	75	317

(1)	It includes other currencies such as: Argentine pesos, Australian- dollar, Swiss franc, Pound sterling, Peruvian soles and Remimbis.

	December 31, 2016
	Brazilian Real expressed in US$	European Euro expressed in US$	Japanese Yen expressed in US$	Colombian Peso expressed in US$	Mexican Peso expressed in US$	Other currencies expressed in US$(1)	Total
Exchange rate	3.25	1.06	116.68	3,002.00	20.6139	-	-

Assets
Cash and cash equivalent	4,014	6	6	55	2,339	74	6,494
Investments and other financial assets	-	-	-	-	-	-	-
Loans at amortized cost	-	-	-	-	295,580	-	295,580
Other assets	-	52,800	94,279	-	79,104	-	226,183
Total	4,014	52,806	94,285	55	377,023	74	528,257

Liabilities
Borrowings and deposit placements	-	-	94,279	-	280,557	-	374,836
Other liabilities	3,933	52,800	-	-	96,951	-	153,684
Total	3,933	52,800	94,279	-	377,508	-	528,520

Net currency position	81	6	6	55	(485)	74	(263)

(1)	It includes other currencies such as: Argentine pesos, Australian- dollar, Canadian dollar, Swiss franc, Peruvian soles and Remimbis.

27.4 Operational Risk

Operational risk is the risk of loss arising from systems failure, human error, fraud or external events. When controls fail to operate effectively, operational risks can cause damage to reputation, have legal or regulatory implications, or lead to financial loss. Bladex, like all financial institutions, is exposed to operational risks, including the risk of fraud by employees and outsiders, failure to obtain proper internal authorizations, failure to properly document transactions, equipment failures, and errors by employees, and any failure, interruption or breach in the security or operation of the Bank’s information technology systems could result in interruptions in such activities. Operational problems or errors may occur, and their occurrence may have a material adverse impact on the Bank’s business, financial condition, results of operations and cash flows. The Bank cannot expect to eliminate all operational risks, but it endeavors to manage these risks through a control framework and by monitoring and responding to potential risks. Controls include effective segregation of duties, access, authorization and reconciliation procedures, staff education and assessment processes, such as the use of internal audit.

Capital management

The primary objectives of the Bank’s capital management policy are to ensure that the Bank complies with externally imposed capital requirements and maintains strong credit ratings and healthy capital ratios in order to support its business and to maximize shareholder value.

The Bank manages its capital structure and makes adjustments to it according to changes in economic conditions and the risk characteristics of its activities. In order to maintain or adjust the capital structure, the Bank may adjust the amount of dividend payment to shareholders, return capital to shareholders or issue capital securities. No changes have been made to the objectives, policies and processes from the previous years. However, they are under constant review by the Board.

	December 31, 2017	December 31, 2016
Tier 1 capital	1,048,304	1,054,719

Risk weighted assets	5,601,518	6,350,544
Tier 1 capital ratio	18.71%	16.61%